Exhibit 99.1

Q4 FY 2012 Investor Call Alain Couder Chairman and CEO 07.31.2012 Jerry Turin Chief Financial Officer
Safe Harbor Statement This presentation, including the statements made by management, contain statements about management's future expectations, plans or prospects of Oclaro, Inc. and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations, and progress toward our target business model, including financial guidance for the fiscal quarter ending September 29, 2012 regarding revenue, non- GAAP gross margin and Adjusted EBITDA, and (ii) expectations related to the integration of Opnext into Oclaro following the closing of the merger on July 23, 2012, (iii) our market position and future operating prospects, including customer reaction to our merger with Opnext. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "will," "should," "outlook," "could," "target," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) the future performance of Oclaro and its ability to effectively integrate the operations of acquired companies following the closing of acquisitions and mergers, including its merger with Opnext, Inc., (ii) the potential inability to realize the expected benefits and synergies of acquisitions and mergers, (iii) the impact to our operations and financial condition attributable to the flooding in Thailand, (iv) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for our products, (v) our ability to maintain our gross margin, (vi) the effects of fluctuating product mix on our results, (vii) our ability to timely develop and commercialize new products, (viii) our ability to respond to evolving technologies and customer requirements, (ix) our dependence on a limited number of customers for a significant percentage of our revenues, (x) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than we do, (xi) our ability to effectively and efficiently transition to an outsourced back-end assembly and test model, (xii) increased costs related to downsizing and compliance with regulatory compliance in connection with such downsizing, competition and pricing pressure, (xiii)the potential lack of availability of credit or opportunity for equity based financing, (xiv) the risks associated with our international operations, (xv)the outcome of tax audits or similar proceedings, (xvi) the outcome of pending litigation against the company, (xvii) our ability to increase our cash reserves and obtain financing on terms acceptable to us, and (xviii) other factors described in Oclaro's most recent annual report on Form 10-K, most recent quarterly reports on Form 10-Q, Form 10Q/A, registration statement on Form S-4 and other documents we periodically file with the SEC. The forward-looking statements included in this announcement represent Oclaro's view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro's views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this announcement.
Unleashing the Power and Speed of Light
Historical Comparison of Global Optical Communications Revenue 1,200 1,000 0 800 600 400 200 Finisar JDSU Sumitomo Avago Source Photonics NeoPhotonics Fujitsu Optical Components Oplink $M Source: Ovum, March 2012, historical quarterly revenues compilation in millions $US Fiscal Year Ended June 2011 A New Leader in Optical Components and Modules
Experienced ExecutiveTeam Alain Couder Chairman & Chief Executive Officer Terry Unter Chief Operating Officer Jim Haynes President, Global Business Yves LeMaitre Chief Commercial Officer Jerry Turin Chief Financial Officer Kate Rundle EVP, General Counsel Kathy Zwickert EVP, Human Resources & Communications Bob Quinn Chief Information Officer Kei Oki President, Oclaro Japan Tadayuki Kanno Chief Operating Officer, Oclaro Japan GM, Modules & Devices Business Unit Rich Zoccolillo Senior Vice President, Integration
Optical Communications Industrial & Consumer Lasers Oclaro is Focused on Two Key Markets ~85% ~15% Components and Modules TAM $6.7B Laser Diodes TAM $800M * TAM Ovum 2012
A Leader in Key Markets
Optical Communications Sales by Customer
North America Home of Optical Networks Solutions (ONSBU) System Architecture Expertise Custom & Advanced Module Design Micro-optics and high power packaging Pluggables Asia & Japan Home of Modules & Devices (MDBU) Advanced transceiver design and optical packaging Advanced active device research and development Software and value engineering R&D in China Liquid Crystal Manufacturing hub Europe & Israel Home of Photonic Components (PCBU) Three Business Units to Meet Our Customer Needs
Manufacturing Strategy Front End Back End Wafers Chips Gold-boxes Sub-systems Modules
Accelerating Synergies Actions Already Taken To Achieve December CY 12 Synergy Target Reductions in workforce triggered and process underway in accordance with local law New organization eliminating R&D and product management overlap already in place One public company where there had been two Sales and marketing organization aligned and in place R&D structured to be approaching 13% of revenues run rate exiting December qtr. SG&A (excluding information systems) to be reduced by close to 20% for December qtr. Gross margin synergies from component in-feeds, execution of back end manufacturing transition, achieving volume scale with suppliers and other operations related savings take more time and are expected to be primarily a calendar year 2013 opportunity Original Synergy Plan Accelerated and Updated Synergy Plan $35M to $45M Annualized Synergies About $35M Annualized Synergies More Than $45M Annualized Synergies Expected In Dec CY 12 Quarter End of 18 Months
Outlook FY Q1 2013 Outlook FY Q1 2013 Revenue $154 M to $168 M Gross Margin (Non-GAAP) 17% to 21% Adj. EBITDA ($17 M) to ($8 M) Q1 FY2013 Guidance* *The outlook for the first quarter of fiscal 2013, ended September 29, 2012, includes the financial results from Opnext, Inc. since the merger close, which was effective July 23, 2012.
APPENDIX
Q4 FY2012 Financial Summary: The Old Oclaro
$ millions FQ3-11 MAR-11 FQ4-11 JUN-11 FQ1-12 SEP-11 FQ2-12 DEC-11 FQ3-12 Mar-12 FQ4-12 Jun-12 Telecom Components 1 $ 33.9 $ 31.1 $ 24.8 $ 22.3 $ 23.5 $ 27.5 Transmission Modules 2 24.2 22.2 24.0 31.4 28.3 25.3 Amplification, Filtering & Optical Routing 3 44.2 41.2 40.0 20.6 23.6 36.4 Industrial & Consumer 4 13.4 14.6 17.1 12.2 13.3 15.2 Total Revenues 115.7 109.2 105.8 86.5 88.7 104.4 Gross Profit (non-GAAP) 28.8 25.0 24.3 11.3 14.1 21.9 Gross Margin % 25% 23% 23% 13% 16% 21% R&D (non-GAAP) 5 16.9 18.5 17.3 16.7 14.7 16.9 SG&A (non-GAAP) 5 15.2 15.8 16.6 13.5 14.0 14.8 Non-GAAP Operating Income $ (3.3) $ (9.4) $ (9.6) $ (18.9) $ (14.6) $ (9.9) Adjusted EBITDA $ 0.7 $ (4.7) $ (4.5) $ (14.3) $ (9.9) $ (5.0) Financial Results (1) Telecom Components include lasers, modulators, laser pumps, receivers and integrated lasers and modulators. (2) Transmission Modules include 10G and 40G transponders and transceivers. (3) Amplification, Filtering & Optical Routing includes amplifiers, micro-optics, dispersion compensation, wavelength select switching (WSS) modules, and subsystems and ROADM line cards. Industrial & Consumer includes high power lasers and VCSELs. See tabular reconciliation to comparable GAAP numbers on page 15.
TRENDED FINANCIAL SLIDES
Non-GAAP Financial Measures Oclaro provides certain supplemental non-GAAP financial measures to its investors as a complement to the most comparable GAAP measures. The GAAP measure most directly comparable to non-GAAP gross margin rate is gross margin rate. The GAAP measure most directly comparable to non-GAAP operating income/loss is operating income/loss. The GAAP measure most directly comparable to non-GAAP net income/loss and Adjusted EBITDA is net income/loss. An explanation and reconciliation of each of these non-GAAP financial measures to GAAP information is set forth below. Oclaro believes that providing these non-GAAP measures to its investors, in addition to corresponding income statement measures, provides investors the benefit of viewing Oclaro's performance using the same financial metrics that the management team uses in making many key decisions and evaluating how Oclaro's "core operating performance" and its results of operations may look in the future. Oclaro defines "core operating performance" as its on-going performance in the ordinary course of its operations. Items that are non-recurring or do not involve cash expenditures, such as impairment charges, income taxes, restructuring and severance programs, costs relating to specific major projects, such as acquisitions, non-cash compensation related to stock and options and certain expenses related to flooding in Thailand, including impairment of fixed assets and inventory, are not included in Oclaro's view of "core operating performance." Management does not believe these items are reflective of Oclaro's ongoing core operations and accordingly excludes those items from non-GAAP gross margin rate, non-GAAP operating income/loss, non-GAAP net income/loss and Adjusted EBITDA. Additionally, each non-GAAP measure has historically been presented by Oclaro as a complement to its most comparable GAAP measure, and Oclaro believes that the continuation of this practice increases the consistency and comparability of Oclaro's earnings releases. Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.
Non-GAAP Financial Measures Non-GAAP Gross Margin Rate Non-GAAP gross margin rate is calculated as gross margin rate as determined in accordance with GAAP (gross profit as a percentage of revenues) excluding non-cash compensation related to stock and options. Oclaro evaluates its performance using non-GAAP gross margin rate to assess Oclaro's historical and prospective operating financial performance, as well as its operating performance relative to its competitors. Non-GAAP Operating Income/Loss Non-GAAP operating income/loss is calculated as operating income/loss as determined in accordance with GAAP excluding the impact of amortization of intangible assets, restructuring, acquisition and related costs, non-cash compensation related to stock and options granted to employees and directors, certain other one-time charges and credits and excluding any flood related impairment of fixed assets and inventory and related income (expenses) specifically identified in the non-GAAP reconciliation schedules set forth below. Oclaro evaluates its performance using, among other things, non-GAAP operating income/loss in evaluating Oclaro's historical and prospective operating financial performance, as well as its operating performance relative to its competitors. Non-GAAP Net Income/Loss Non-GAAP net income/loss is calculated as net income/loss excluding the impact of restructuring, acquisition and related costs, Thailand flood-related expenses, non-cash compensation related to stock and options granted to employees and directors, net foreign currency translation gains/losses, the impact of amortization of intangible assets and certain other one-time charges and credits specifically identified in the non-GAAP reconciliation schedules set forth below. Oclaro uses non-GAAP net income/loss in evaluating Oclaro's historical and prospective operating financial performance, as well as its operating performance relative to its competitors. Adjusted EBITDA Adjusted EBITDA is calculated as net income/loss excluding the impact of income taxes, net interest income/expense, depreciation and amortization, net foreign currency translation gains/losses, as well as restructuring, acquisition and related costs, non-cash compensation related to stock and options and certain other one-time charges and credits, including flood related impairment of fixed assets and inventory and related income (expenses), specifically identified in the non-GAAP reconciliation schedules set forth below. Oclaro uses Adjusted EBITDA in evaluating Oclaro's historical and prospective cash usage, as well as its cash usage relative to its competitors. Specifically, management uses this non-GAAP measure to further understand and analyze the cash used in/generated from Oclaro's core operations. Oclaro believes that by excluding these non-cash and non-recurring charges, more accurate expectations of its future cash needs can be assessed in addition to providing a better understanding of the actual cash used in or generated from core operations for the periods presented. Oclaro further believes that providing this information allows Oclaro's investors greater transparency and a better understanding of Oclaro's core cash position.
Income Statement (Unaudited, in Thousands, Except Per Share Amounts)
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
Condensed Consolidated Balance Sheets
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